Exhibit 99.1

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE | Clear All Fields Save In Re. Quanergy Systems, Inc. § Case No. 22-11305 § § Debtor(s) § â–¡ Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 06/30/2023 Petition Date: 12/13/2022 Months Pending: 7 Industry Classification: | 5 | 4 | 1 | 4 | Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0 Debtor’s Full-Time Employees (as of date of order for relief): 87 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements |X| Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit |X| Statement of operations (profit or loss statement) |X| Accounts receivable aging |X| Postpetition liabilities aging Statement of capital assets |X| Schedule of payments to professionals |X| Schedule of payments to insiders |X| All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Shane Reil Shane Reil Signature of Responsible Party Printed Name of Responsible Party 1000 N. King Street, Wilmington, Delaware 19801 Address

Debtor’s Name Quanergy Systems, Inc. Save Case No. 22-11305 Cash balance beginning of month $6,849,965 Total receipts (net of transfers between accounts) $30,974 $5,056,774 Total disbursements (net of transfers between accounts) $241,928 $7,519,615 Cash balance end of month (a+b-c) $6,639,011 Disbursements made by third party for the benefit of the estate $0 $0 Total disbursements for quarterly fee calculation (c+e) $241,928 $7,519,615 Accounts receivable (total net of allowance) $293,034 Accounts receivable over 90 days outstanding (net of allowance) $293,034 Inventory (Book Market Other (attach explanation)) $0 d Total current assets $11,443,598 Total assets $12,150,785 Postpetition payables (excluding taxes) $172,545 Postpetition payables past due (excluding taxes) $0 Postpetition taxes payable $0 Postpetition taxes past due $0 Total postpetition debt (f+h) Prepetition secured debt $0 Prepetition priority debt $3,794 Prepetition unsecured debt $33,129,103 Total liabilities (debt) (j+k+l+m) Ending equity/net worth (e-n) $21,154 657 Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $3,150,000 Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $625,000 C. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $2,525,000 Gross income/sales (net of returns and allowances) $0 Cost of goods sold (inclusive of depreciation, if applicable) $0 Gross profit (a-b) $0 Selling expenses $44,953 General and administrative expenses $592,276 Other expenses $-10,712 Depreciation and/or amortization (not included in 4b) $0 Interest $0 Taxes (local, state, and federal) $0 Reorganization items $531,608

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$496,985	$2,546,834	$0	$1,691,092
	Itemized Breakdown by Firm						
Add		Firm Name	Role				
Delete	i	Raymond James	Financial Professional	$0	$250,000	$0	$250,000
Delete	ii	Cooley LLP	Lead Counsel	$0	$753,219	$0	$602,993
Delete	iii	Young Conaway Stargatt Tayl	Co-Counsel	$0	$482,278	$0	$388,807
Delete	iv	FTI Consulting	Financial Professional	$0	$556,113	$0	$444,891
Delete	v	Stretto	Other	$0	$8,239	$0	$4,401
Delete	vi	Seward & Kissel	Other	$496,985	$496,985	$0	$0

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
Add		Firm Name	Role				
c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes

		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$353,308
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

		Yes	No	N/A
a.	Were any payments made on prepetition debt? (if yes, see Instructions)	○	●	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	○	●	
c.	Were any payments made to or on behalf of insiders?	●	○	
d.	Are you current on postpetition tax return filings?	○	●	
e.	Are you current on postpetition estimated tax payments?	○	●	
f.	Were all trust fund taxes remitted on a current basis?	●	○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	○	●	
h.	Were all payments made to or on behalf of professionals approved by the court?	●	○	○

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UST Form 11-MOR (12/01/2021) 3

a. Debtor’s Name Quanergy Systems, Inc. Save Case No. 22-11305 Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Has a plan of reorganization been filed with the court? Yes No Has a disclosure statement been filed with the court? Yes No Are you current with quarterly U.S. Trustee fees as Yes No set forth under 28 U.S.C. § 1930? Gross income (receipts) from salary and wages $0 Gross income (receipts) from self-employment $0 Gross income from all other sources $0 Total income in the reporting period (a+b+c) $0 Payroll deductions $0 Self-employment related expenses $0 Living expenses $0 All other expenses $0 Total expenses in the reporting period (e+f+g+h) $0 Difference between total income and total expenses (d-i) $0 List the total amount of all postpetition debts that are past due $0 Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? If yes, have you made all Domestic Support Obligation payments? Yes No N/A

Debtor’s Name Quanergy Systems, Inc. Save Case No. 22-11305 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Lawrence Perkins Lawrence Perkins Signature of Responsible Party Printed Name of Responsible Party Chief Restructuring Officer 07/20/2023 Title Date Save Generate PDF for Court Filing and Remove Watermark

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

QUANERGY SYSTEMS, INC.,[1]	Case No. 22-11305 (CTG)

Debtor.

NOTES TO MONTHLY OPERATING REPORT

On December 13, 2022 (the “Petition Date”), the above-captioned debtor and debtor in possession (the “Debtor”) filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Please be advised that the accompanying monthly operating report and the exhibits thereto (the “MOR”) are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Code and the United States Trustee. The unaudited financial statements have been derived from the Debtor’s books and records. The MOR generally reflects the operations and financial position of the Debtor on a consolidated basis with non-Debtor Quanergy Perception Technologies, Inc. The information presented herein has not been subjected to all procedures that would typically be applied to financial information presented in accordance with U.S. GAAP. Upon the application of such procedures, the financial information could be subject to changes, and these changes could be material. The information furnished in the MOR includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP.

Given the complexity of the Debtor’s business, inadvertent errors, omissions or over-inclusions may have occurred. Accordingly, the Debtor hereby reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so.

[1]

The Debtor and the last four digits of its taxpayer identification number are: Quanergy Systems, Inc. (5845). The Debtor’s mailing address for purposes of the Chapter 11 Case is c/o SierraConstellation Partners, LLC 355 S. Grand Avenue Suite 1450 Los Angeles, CA 90071.

Quanergy Systems, Inc.

Exhibits to the May MOR

For the period June 1, 2023 through June 30, 2023

Table of Contents

Page #
3	Statement of Cash Receipts and Disbursements
4	Balance Sheet for period ending June 30, 2023
5	Statement of Operations
6	Accounts Receivable as of June 30, 2023
7	Post-petition Accounts Payable as of June 30, 2023
8	Bank Reconciliation
9	Payments Made on Pre-Petition Debt as of June 30, 2023
10	Payments to Insiders
11	Payments to Professionals as of June 30, 2023

Quanergy Systems, Inc.

Statement of Cash Receipts and Disbursements

($ in USD)

6/1-6/30
Beginning Cash Balance	$6,849,965
Receipts
Collections	$18,762
Subsidiary dividend[1]	10,712
NewCo prefunding	1,500

Total Receipts	$30,974
Operating Disbursements
AP	$169,796
Other	9,378

Total Operating Disbursements	$179,174

Operating Cash Flow	$(148,200)

Restructuring Related
Professional fees	$57,731
UST fees	5,023

Total Restructuring Related	$62,754

Net Cash Flow	$(210,954)

Ending Cash Balance	$6,639,011

[1]

Subsidiary income represents the return of cash from the Company’s wholly owned subsidiaries which are being closed down. It is part of the accumulated profits of the subsidiaries in the foreign territories in which they operate, and the return of the remaining cash to the Company is considered dividend income.

Quanergy Systems, Inc.

Balance Sheet for period ending June 30, 2023

($ in USD)

6/30/2023
Assets
Current Assets:
Cash and cash equivalents	$6,639,011
Restricted cash	70,000
Accounts receivable, net of allowance for doubtful accounts	293,034
Prepaid business insurance and D&O	3,706,636
Prepaid expenses and other current assets	734,917

Total Current Assets	$11,443,598
Operating lease assets	$478,156
Other long-term assets	229,031

Total Assets	$12,150,785

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$6,249,032
Accrued expenses	1,626,724
Accrued liabilities	9,897,864
Accrued liabilities (Post petition)	172,545
Professional fees (Post petition)	4,198,460
Other current liabilities	938,277

Total Current Liabilities	$23,082,902
Operating lease liabilities	$478,156
Other long-term liabilities	9,744,384

Total Liabilities	$33,305,442
Total Stockholders’ equity	$(21,154,657)

Total Liabilities and Stockholders’ Equity	$12,150,785

Quanergy Systems, Inc.

Statement of Operations

($ in USD)

6/1 - 6/30
Revenue	$—
Cost of sales	—

Gross Margin	$—
Selling expenses	$44,953
General and administrative	592,276
Restructuring expenses	531,608
Other operating expenses	(10,712)

Income (loss) from operations	$(1,158,125)
Other income:
Interest income	$—
Loss on asset sale	—

Income (loss) before income taxes	$(1,158,125)
Income tax	$—

Net Income (loss)	$(1,158,125)

Quanergy Systems, Inc.

Accounts Receivable as of June 30, 2023

($ in USD)

6/30/2023
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$858,586
+ Amounts billed during the period	—
- Amounts collected during the period	(18,762)

Total Accounts Receivable at the end of the reporting period	$839,824

6/30/2023
Accounts Receivable Aging
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	—
91+ Days Past Due	839,824

Total	$839,824

Quanergy Systems, Inc.

Post-petition Accounts Payable Aging as of June 30, 2023

($ in USD)

6/30/2023
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	—

Total	$—

Quanergy Systems, Inc.

Bank Reconciliation

($ in USD)

Silicon Valley Bank x2011

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2011	Silicon Valley Bank	$2,260,891	$10,712	$2,271,602

The positive $10,712 adjustment was made due to refund.

Silicon Valley Bank x4224

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x4224	Silicon Valley Bank	$70,000	$—	$70,000

Silicon Valley Bank x1506

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1506	Silicon Valley Bank	$4,359,408	$—	$4,359,408

Silicon Valley Bank x1498

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1498	Silicon Valley Bank	$8,000	$—	$8,000

Silicon Valley Bank x2927

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2927	Silicon Valley Bank	$—	$—	$—

Silicon Valley Bank x1679

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1679	Silicon Valley Bank	$—	$—	$—

Quanergy Systems, Inc.

Payments Made on Pre-Petition Debt as of June 30, 2023

($ in USD)

Payee Name	Date	Amount	Description
$—

Total		$—

Quanergy Systems, Inc.

Payments to Insiders (6/1/2023 - 6/30/2023)

($ in USD)

as of	Description	Amount
6/30/2023	Salary, benefits & consulting	$24,167

Quanergy Systems, Inc.

Payments to Professionals as of June 30, 2023

($ in USD)

Professional Firm	Date	Amount	Description
Stretto		$57,731	Professional fees for services rendered from May 1, 2023 - May 31, 2023

Total		$57,731	Total professional fees paid in current month